UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 10, 2007

CENTERLINE HOLDING COMPANY

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-13237	13-3949418

(Commission File Number)	(IRS Employer Identification No.)

625 Madison Avenue, New York, NY 10022

(Address of Principal Executive Offices)	(Zip Code)

212-317-5700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Centerline Holding Company (the “Registrant”) has filed this Current Report on Form 8-K to disclose (a) the terms of new employment agreements between an affiliate of the Registrant and two principal executive officers, (b) an amendment to the employment agreement of the Registrant’s Chief Financial Officer, and (c) the issuance of Participation OPP Letters pursuant to the Centerline 2007 Outperformance Program to four principal executive officers.

Executive Employment Agreements

On August 10, 2007, a subsidiary of the Registrant and Centerline Capital Group Inc., a Delaware corporation  (“Centerline Capital Group”), entered into new executive employment agreements with Leonard W. Cotton, the Vice Chairman of the Registrant, and James L. Duggins, an Executive Managing Director of Centerline Capital Group.  The Executive Employment Agreement between Mr. Cotton and Centerline Capital Group is attached hereto as Exhibit 10.1 (the “Cotton Employment Agreement”).  The Executive Employment Agreement between Mr. Duggins and Centerline Capital Group is attached hereto as Exhibit 10.2 (the “Duggins Employment Agreement” and together with the Cotton Employment Agreement, the “Executive Employment Agreements”).

The Cotton Employment Agreement provides that Mr. Cotton will serve as Vice Chairman of the Registrant and receive an annual salary of $500,000.  The Duggins Employment Agreement provides that Mr. Duggins will serve as Executive Managing Director and Group Head of Commercial Real Estate of Centerline Capital Group and receive an annual salary of $400,000.

Both of the Executive Employment Agreements contain the following terms:

•  The term of each Executive Employment Agreement is three (3) years, subject to automatic renewals thereafter for successive one (1) year periods unless employment is terminated as provided for in the agreement.
•  Each executive may be eligible to receive the following compensation: (i) bonus compensation under an annual incentive bonus compensation plan sponsored by Centerline Capital Group or its affiliates; (ii) additional long-term deferred compensation under one or more plans established by the Centerline Capital Group or its affiliates (including, but not limited to, the Out-Performance Programs), and (iii) an opportunity to co-invest with the Registrant and/or its subsidiaries in funds sponsored by them on such terms and conditions as shall be determined by the Registrant.
•  Each executive will be covered by a term life insurance policy in the amount of $3,000,000.00 and supplemental long-term disability insurance in the amount of $15,000.00 per month to age 65.
• Each executive will be entitled to participate in any fringe benefit and other employee benefit plans and programs available to salaried employees (“Benefit Rights”).
•  Centerline Capital Group will reimburse the executives for expenses incurred by them in connection with the performance of their duties (“Reimbursable Amounts”).
•  Each executive will receive an automobile allowance of $1,500.00 per month.

•  Each executive will be entitled to twenty (20) vacation days.
•  Each executive will be subject to provisions relating to non-competition, protection of confidential information and intellectual property, and non-solicitation of employees that extend for up to (1) one year following termination in certain circumstances.
  •  Each executive will receive the following termination benefits in the event his employment is terminated by Centerline Capital Group without “Cause”, by the executive for “Good Reason” (as such terms are defined in his Executive Employment Agreement) or due to death or disability:
• severance compensation equal to one (1) year of his then-current salary and 100% of the amount of his most recently declared and paid annual bonus, subject to execution of a release of claims;
• payment of earned but unpaid salary, unpaid Reimbursable Amounts, any accrued but unused vacation, and any declared but unpaid annual bonus (“Entitlements”);
• payment of unpaid Benefit Amounts;
• additional benefits, if any, in accordance with applicable Centerline Capital Group plans, programs, and arrangements (“Company Arrangements”);
• the vesting of any unvested share options and restricted shares awarded to the executive and any promote shares under a co-investment made by the executive (which vesting also will occur in the event the executive retires);
         • the payment of COBRA premiums for the lesser of (a) one year or (b) until the executive’s  dependents cease to be eligible for COBRA benefits; and
• consideration for an annual bonus for the year in which the executive’s employment terminates.
•  Each executive will be eligible for the following termination benefits in the event his employment is terminated by Centerline Capital Group within three (3) months prior to or within one year after a Change in Control (as defined in the Executive Employment Agreements) (other than for Cause, death or disability) or the executive terminates his employment for Good Reason, within one year after a Change of Control:
•  a separation payment equal to twenty-four (24) months of his then-current salary and 150% of his most recently declared and paid annual bonus, subject to execution of a release of claims;
•  payment of the Entitlements;
•  payments due, if any, in respect of the Benefit Rights and the Company Arrangements;
•  all medical, dental, disability and life insurance then provided to senior executives of Centerline Holding Company for a period of twenty-four (24) months after the termination date or a cash payment in lieu of such benefits;
• the vesting of any unvested share options and restricted shares awarded to the executive and any promote shares under a co-investment made by the executive; and
• consideration for an annual bonus for the year in which the executive’s employment terminates.

Amendment to Employment Agreement of Chief Financial Officer

On August 10, 2007, Centerline Capital LLC, a Delaware limited liability company and a subsidiary of the Registrant (“Centerline Capital”), amended the employment agreement of Robert L. Levy, the Chief Financial Officer of the Registrant (the “Levy Amendment”) to add the following benefit:  Mr. Levy will be covered by supplemental long-term disability insurance that will provide monthly payments of $15,000.00 to age 65 in event Mr. Levy becomes disabled.  The Levy Amendment is attached hereto as Exhibit 10.3.

Participation OPP Letters

On August 10, 2007, the Registrant issued Participation OPP Letters under its 2007 Outperformance Program (the “Outperformance Program”) to four principal executive officers.  The Participation OPP Letters grant the officers the right to participate in an outperformance pool that may be established pursuant to the Outperformance Program in the event the Registrant’s total return per share to its equity holders during a three (3) year performance period beginning on January 1, 2007 exceeds 37.5%, subject to limitations set forth in the Outperformance Program’s governing document.  The Registrant previously filed the Outperformance Program, and summarized its terms, in the Current Report on Form 8-K filed by the Registrant on June 19, 2007.  The principal executive officers who received Participation OPP Letters and their respective participation percentages set forth therein are: (a) Marc D. Schnitzer, Chief Executive Officer and President of the Registration – 7%; (b) Leonard W. Cotton, Vice Chairman of the Registrant – 7%; (c) Robert L. Levy, Chief Financial Officer of the Registrant – 5.2% and (d) James L Duggins, Executive Managing Director and Group Head of Commercial Real Estate of Centerline Capital Group – 5.2%. The Marc D. Schnitzer, Leonard W. Cotton, Robert L. Levy and James L Duggins Participation OPP Letters are attached hereto as Exhibit 10.4, 10.5, 10.6 and 10.7, respectively.

The terms of the Executive Employment Agreements, the Levy Amendment, the Participation OPP Letters and the Outperformance Program are incorporated herein by reference. The foregoing descriptions of the Executive Employment Agreements, the Levy Amendment, the Participation OPP Letters and the Outperformance Program are qualified in their entirety by reference to the full text of such agreement.

Item 9.01.  Financial Statements and Exhibits

(a).           Financial Statements

Not Applicable.

(b).           Pro Forma Financial Information

Not Applicable.

(c).           Exhibits

Exhibit 10.1            Executive Employment Agreement between Centerline Capital Group and Leonard W. Cotton dated as of August 10, 2007.

Exhibit 10.2            Executive Employment Agreement between Centerline Capital Group and James L. Duggins dated as of August 10, 2007.

Exhibit 10.3            Amendment to Executive Employment Agreement between Centerline Capital LLC and Robert L. Levy dated as of August 10, 2007.

Exhibit 10.4            Participation OPP Letter between Centerline Holding Company and Marc D. Schnitzer dated as of August 10, 2007.

Exhibit 10.5            Participation OPP Letter between Centerline Holding Company and Leonard W. Cotton dated as of August 10, 2007.

Exhibit 10.6            Participation OPP Letter between Centerline Holding Company and Robert L. Levy dated as of August 10, 2007.

Exhibit 10.7            Participation OPP Letter between Centerline Holding Company and James L. Duggins dated as of August 10, 2007.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTERLINE HOLDING COMPANY
(Registrant)

By:	/s/ Robert L. Levy
Robert L. Levy
Chief Financial Officer

August 14, 2007